DPF

Davlin Philanthropic Funds

Creating a world of philanthropists.

DAVLIN PHILANTHROPIC FUND

CUSIP NO. 23918P107

Supplement dated December 7, 2010, to Prospectus and
Statement of Additional Information, each dated August 1, 2010.

This supplement is provided to notify shareholders that, effective immediately, the Fund's policy regarding the disclosure of the Fund’s portfolio holdings as been modified as described below.

Effective immediately, on page 14 of the Prospectus, the paragraph under the heading “Portfolio Holdings Disclosure” is replaced with the following:

PORTFOLIO HOLDINGS DISCLOSURE:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund will post a complete list of its holdings on the Adviser’s website at www.davlinfunds.org thirty (30) days after each month end.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-DAVLIN-8.

Effective immediately, on page 30 of the Statement of Additional Information, the first paragraph under the heading “Disclosure of Portfolio Holdings” is replaced with the following:

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  The Fund’s portfolio holdings are also available on the Fund’s website www.davlinfunds.org.  Information is posted 30 days after each month end.  This disclosure policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund, with Board of Trustees approval, may enter into ongoing arrangements to release portfolio holdings and other portfolio data to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than monthly.  These rating agencies may release information about the attributes of the Fund’s portfolio, including the top 10 holdings in the Fund 15 days after each month end.  However, a complete list of holdings will not be released sooner than 30 days after each month end.

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This Supplement, and the Prospectus and Statement of Additional Information, each dated August 1, 2010, provide information that you should know before investing in the Fund and should be retained for future reference.  These documents are available upon request and without charge by calling 1-877-DAVLIN-8.

Please retain this Supplement for future reference.